Exhibit 10.6             Loan Agreement with MJK Trading, Inc.

                                 LOAN AGREEMENT
                                 --------------

     It is hereby agreed that effective the date set forth below, Eagle Broadband, Inc., a Texas corporation, hereinafter referred to as the "Borrower", and MJK Trading, Inc., 4172 Sunswept Drive, Studio City, CA, 91604 and its successors and assigns, hereinafter referred to as the "Lender", that Borrower will borrow from Lender and Lender will lend to Borrower, pursuant to the following terms, conditions and provisions:

     1. Amount: The Original principal sum of the Loan shall be Three Hundred Thousand Dollars and no/100 Cents ($300,000.00) and shall be sent via wire transfer to the following:

                                XXXXXXXXXXXXXXXXXXXXXX
                                XXXXXXXXXXXXXXX
                                XXXXXXXXXXXX
                                XXXXXXXXXXXXXXXXXXXXXX
                                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                XXXX
                                FURTHER CREDIT TO:
                                NAME OF EAGLE WIRELESS INTERNATIONAL
                                101 COURGEOUS DRIVE
                                LEAGUE CITY, TX 77573-3963

     2. Term of Loan: This Loan is due and payable on May 25, 2003. NEITHER PARTY MAY ASSIGN OR TRANSFER ITS RIGHTS AND OBLIGATIONS UNDER THIS LOAN WITHOUT THE EXPRESS WRITTEN CONSENT OF THE OTHER PARTY. THIS LOAN MAY NOT BE PAID, IN PART OR IN FULL, BY A THIRD PARTY WITHOUT THE EXPRESS WRITTEN CONSENT OF BORROWER'S BOARD OF DIRECTORS.

     3. Interest Rate: This Loan shall bear interest of 14% per annum on the unpaid principal, and this loan shall bear an interest of 16% per annum on any past due principal.

     4. Additional Compensation: As additional compensation to the Lender the Borrower grants to the Lender an option (this "Option") to purchase from the Borrower all or any part of a total of 3,000,000 shares (collectively, the "Option Shares") of the common stock of the Borrower (the "Common Stock"), at a price of $0.18 per share (the closing price on the day of the loan). The Option is granted as of the date hereof and vests upon the complete funding of this Loan. This Option will expire at the close of business on February 25, 2006 (the "Option Termination Date").

     5. Security: To secure payment of the Loan, including principal, accrued interest and all costs, the Borrower hereby grants to Lender a security interest in and to all of Borrower's wholly owned subsidiary Eagle Broadband Services' Bundled Digital Services accounts and accounts receivable, investment property, goods, equipment, inventory, fiber-in-the-ground and head-end facilities, and all of the issued and outstanding stock of Eagle Broadband Services, Inc. owned by Borrower.

     6. Costs: Borrower shall pay all reasonable costs incurred by Lender incident to this Loan, including filing fees with Government agencies or offices, delivery charges, copy charges and attorneys fees for the preparation of the Loan documents. Borrower shall also reimburse Lender for all reasonable, documented out-of-pocket expenses (which expenses include reasonable attorney's fees) incurred in connection with this Loan up to $15,000.00. Lender shall provide Borrower an invoice that itemizes the expenses and such expenses shall be deducted from the funding of the Loan.

     7. Default: On default in the payment of this Loan or in the performance of any obligation in any instrument securing or collateral to it, this Loan and all obligations in all instruments securing or collateral to it shall become immediately due at the election of Lender. Borrower and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notice of acceleration of maturity, protests, and notices of protest. This Loan is not to be deemed a purchase of the Receivable.

     8.   Miscellaneous:

Notices. Except as otherwise provided, any notices or other communications required or permitted to be given pursuant to this Loan Agreement shall be in writing and shall be considered as properly given if mailed by first-class United States mail properly addressed, postage prepaid, registered or certified, with return receipt requested, or by prepaid telegram or by facsimile transmission if receipt is acknowledged by the addressee. Notice so mailed shall be effective upon the expiration of five business days after its deposit. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the address of each party shall be the address set forth below; provided, however, that each party shall have the right

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to change his respective address for notices hereunder to another location(s) by giving 30 days' written notice to the other party in the manner set forth hereinabove. With respect to Lender, a copy of all notices shall be sent to MJK Trading Inc.,4172 Sunswept Drive Studio City, CA 91604

     a. Applicable Law. This Agreement, and the obligations of the parties hereunder, shall be governed by and construed and enforced in accordance with the laws of the State of Texas and the substantive laws of the United States of America.

     b. Binding Effect. This Loan Agreement and the terms, provisions and conditions hereof, shall be binding upon and shall inure to the benefit of the parties, their respective legal representatives, heirs, successors and assigns; provided, however, that nothing contained herein shall negate or diminish the restrictions set forth in this Loan Agreement. This Agreement shall not be for the benefit of any third party who is not a signatory hereof or assignee by written instrument.

     c. Entire Agreement. This Loan Agreement contains the entire agreement between the parties hereto relating to the subject matter hereof and all prior agreements relative hereto which are not contained herein are terminated, cancelled or superseded. THIS WRITTEN LOAN AGREEMENT AND ALL DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR CONTEMPLATED HEREBY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     d. Amendment. This Loan Agreement may be modified or changed, subject to the other provisions of this Loan Agreement, only by setting same forth in a written instrument executed by all parties. Any such amendments, variations, modifications or changes shall not be effective and binding upon the parties until such written instrument is executed by all parties hereto, or their successors-in-interest.

     e. Exhibits. All exhibits, schedules and documents attached hereto, if any, are hereby incorporated in this Agreement and made a party hereof by reference.

     f. Counterpart Originals. This Loan Agreement may be executed in several counterparts, each of which shall be deemed in original, but all of which shall constitute one and the same instrument. In addition, this Loan Agreement may contain more than one counterpart of the Signature Page and this Loan Agreement may be executed by affixing the signatures of each of the parties to one of such counterpart Signature Pages; all of such counterpart Signature Pages shall be read as though one, and they shall have the same force and effect as though all signers had signed a single Signature Page.

     g. Severability. This Loan Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Loan Agreement or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Loan Agreement and the application of such provision to the other persons or circumstances shall not be effected thereby, but rather shall be enforced to the greatest extent permitted by law.

     h.   Time of the Essence. Time is of the essence of this Loan Agreement.

     i. Waiver. Any waiver as to any of the terms or conditions of this Loan Agreement shall not operate as a future waiver of the same terms and conditions or prevent the future enforcement of any of the terms and conditions hereof.

     j. Captions. Captions and headings of sections, paragraphs of subparagraphs of this Loan Agreement are solely for the convenience of the parties and are not a part of this Loan Agreement, and shall not be used in the interpretation of determination of the conditions of this Loan Agreement or any provision hereof.

     k. Execution of Additional Documents. The Loan will be evidenced by a Promissory Note and secured by a Security Agreement in form satisfactory to Counsel for Lender, bearing usual clauses for default and attorneys fees. One or more Forms UCC-1 covering the Collateral shall be filed by the Borrower simultaneously with the closing of the Loan. Each party hereto agrees to execute, within ten days after notice, such other documents, instruments or written evidence of conveyance or assignment as shall be reasonably required or appropriate to perfect or evidence any conveyance or assignment of any asset or instrument conveyed or assigned herein.

     l. Attorneys Fees. In the event of a dispute or breach or default hereunder, which result in the commencement or judicial litigation or commercial arbitration, the successful party shall be entitled to receive from the unsuccessful party, any and all reasonable attorneys fees, court costs and expenses incurred by the successful party.

         Executed at Houston, Harris County, Texas, this February 25, 2003.

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BORROWER                                         LENDER
Eagle Broadband, Inc.                            MJK Trading Inc.
101 Courageous Drive                             4172 Sunswept Drive
League City Texas, 77573                         Studio City, CA  91604






By: /s/ H. Dean Cubley                           By:/s/ Myles Kaplow
    ------------------
H. Dean Cubley, CEO
                                                 Name: Myles Kaplow
                                                 Title: Pres & CEO

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